                                                                    EXHIBIT 99.5

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      EMPLOYMENT AGREEMENT, dated October 13, 2004 (the "Effective Date"), by and among ACCREDO HEALTH, INCORPORATED, a Delaware corporation (the "Company"), and BARBARA BIEHNER (the "Executive").

                                   WITNESSETH:

      WHEREAS, the Company and the Executive entered into that certain employment agreement dated as of January 21, 2002 (the "Original Employment Agreement"); and

      WHEREAS, the Company and the Executive desire to enter into this Agreement which supercedes and replaces in its entirety the Original Employment Agreement;

      WHEREAS, the Company desires to employ the Executive for the period provided in this Agreement, and the Executive is willing to accept such employment with the Company on a full-time basis, all in accordance with the terms and conditions set forth below;

      NOW, THEREFORE, for and in consideration of the premises hereof and the mutual covenants contained herein, the parties hereto hereby covenant and agree as follows:

      1.    Employment.

            (a) The Company and the Executive acknowledge and agree that the Original Employment Agreement is hereby terminated by mutual consent and neither the Company nor the Executive shall have any continuing obligation to the other pursuant to the terms of the Original Employment Agreement.

            (b) The Company hereby employs the Executive, and the Executive hereby accepts such employment with the Company, for the period set forth in
Section 2 hereof, all upon the terms and conditions hereinafter set forth.

            (c) The Executive affirms and represents that he is under no other obligation to any former employer or other party which is in any way inconsistent with, or which imposes any restriction upon, the Executive's acceptance of employment hereunder with the Company, the employment of the Executive by the Company, or the Executive's undertakings under this Agreement.

      2.    Term of Employment.

            (a) Unless earlier terminated as hereinafter provided, the term of the Executive's employment under this Agreement shall initially be for a period beginning on September 1, 2004 and ending August 31, 2006; provided that on September 1, 2006 and on each September 1 thereafter, the term of the Executive's employment hereunder shall automatically be extended for an additional one-year period unless, prior to such September 1, the Company shall have given the Executive, or the Executive shall have given the Company, written notice that the

Employment Term shall not be so extended. The period commencing on the date hereof and ending on the earlier of (i) the termination of Executive's employment hereunder, and (ii) the later of September 30, 2007 or the expiration of all one-year extensions described in the preceding sentence, is referred to herein as the "Employment Term".

            (b) If the Executive continues in the full-time employ of the Company after the end of the Employment Term (it being expressly understood and agreed that the Company does not now, nor hereafter shall have, any obligation to continue the Executive in its employ whether or not on a full-time basis, after said Employment Term ends), then, unless otherwise expressly agreed to by the Executive and the Company in writing, the Executive's continued employment by the Company after the Employment Term shall, notwithstanding anything to the contrary expressed or implied herein, be terminable by the Company or Executive at will, with or without cause pursuant to Section 6(a), but shall in all other respects be subject to the terms and conditions of this Agreement, including but not limited to, the provisions of Section 6(b). Executive shall be entitled to the benefits provided in 6(b) if Executive's employment ends during the at will continuation period in a manner which would entitle Executive to such benefits.

      3. Duties. The Executive shall be employed as Senior Vice President Corporate Ventures and Services of the Company, shall, subject to the direction of the Board of Directors of the Company (the "Board"), faithfully and competently perform such duties as inhere in such position and shall also perform and discharge such other executive employment duties and responsibilities consistent with his position as Senior Vice President Corporate Ventures and Services as the Board of Directors of the Company may from time to time reasonably prescribe, including serving as Senior Vice President Corporate Ventures and Services of one or more of the Company's subsidiaries or affiliates. The Executive's primary workplace will be located in Memphis, Tennessee. Except as set out herein or as may otherwise be approved in advance by the Board, and except during vacation periods and reasonable periods of absence due to sickness, personal injury or other disability, personal affairs or non-profit public service activities, the Executive shall devote his full time during normal business hours throughout the Employment Term to the services required of him hereunder. The Executive shall render his business services exclusively to the Company and any other present or future subsidiaries or affiliates of the Company (collectively, with the Company, the "Companies") during the Employment Term and shall use his best efforts, judgment and energy to improve and advance the business and interest of the Companies in a manner consistent with the duties of his position.

      4.    Salary and Bonus.

            (a) Salary. As compensation for the performance by the Executive of the services to be performed by the Executive hereunder during the Employment Term, the Company shall pay the Executive a base salary at the annual rate of Two Hundred Seventy-One Thousand Two Hundred Eighty-Four ($271,284.00) Dollars (said amount being hereinafter referred to as "Salary"). Any Salary payable hereunder shall be paid in regular intervals (but in no event less frequently than monthly) in accordance with the Company's payroll practices from time to time in effect. The Salary payable to the Executive pursuant to this Section 4(a) shall be increased annually, as of September 1, 2005 and each September 1 thereafter for the twelve-month period then commencing, by an amount equal to (i) the annual percentage increase in the Consumer Price Index for Urban Consumers, All Items, Memphis, Tennessee Area, for the most recent twelve-month period for which such figures are then available as reported in the Monthly Labor Review published by the Bureau of Labor Statistics of the U. S. Department of Labor or (ii) such higher amount as may be determined from time to time by the Board in its sole discretion. Any increase in salary shall be reflected in minutes of the Board or the Compensation Committee of the Board and this Agreement shall automatically be amended to reflect such salary increase without the necessity of a formal amendment executed by the parties.

            (b) Bonus. The Executive will be eligible to receive bonus compensation from the Company in respect of each fiscal year (or portion thereof) occurring during the Employment Term beginning with the year which starts on July 1, 2004, provided that Executive is employed by Company on the last day of said fiscal year. The amount of such bonus compensation is based on the extent to which the Company's planned earnings established by the Board for the corresponding period (the "Plan EPS") and the Company's revenue target ("Revenue Target"), or such other targets as shall be set by the Board, have been achieved. Executive's maximum bonus percentage is set out on Exhibit A. The Plan EPS, Revenue Target and other targets and the weight given to each for any fiscal year shall be established by the Board or by a committee designated by the Board, and shall be set out in minutes of the Board of Directors of the Company or the designated committee. Bonuses earned during the fiscal year will normally be paid during the September next following the end of the fiscal year.

            (c) Withholding, Etc. The payment of any Salary and bonus hereunder shall be subject to applicable withholding and payroll taxes, and such other deductions as may be required by law or the Company's employee benefit plans.

      5.    Other Benefits. During the Employment Term, the Executive shall:

            (a) be eligible to participate in employee fringe benefits and pension and/or profit sharing plans that may be provided by the Company for its senior executive employees in accordance with the provisions of any such plans, as the same may be in effect from time to time;

            (b) be eligible to participate in any medical and health plans or other employee welfare benefit plans that may be provided by the Company for its senior executive employees in accordance with the provisions of any such plans, as the same may be in effect from time to time;

            (c) be entitled to personal time off equal to twenty-five paid days in each calendar year beginning January 1, 2004, as well as all paid holidays given by the Company to its senior executive officers;

            (d) be entitled to sick leave, sick pay and disability benefits in accordance with any Company policy that may be applicable to senior executive employees from time to time; and

            (e) be entitled to reimbursement for all reasonable and necessary out-of-pocket business expenses incurred by the Executive in the performance of his duties hereunder in accordance with the Company's policies applicable thereto.

      In addition, from the date hereof until the expiration of the Employment Term, the Company shall maintain term insurance coverage on the life of the Executive (excluding any such coverage provided for pursuant to the foregoing provisions of this Section 5) in the aggregate amount of $500,000, payable to that Executive's named beneficiaries in accordance with standard policy terms and conditions. For purposes of determining eligibility, vesting and benefit accrual under each of the benefit plans and arrangements referred to in this
Section 5, the Executive shall be credited with service for all years and partial years of service with Nova Factor, Inc., Southern Health Systems, Inc. ("SHS"), or any of their affiliates prior to the date hereof.

      6.    Termination.

            (a) The Executive's employment hereunder shall be terminated upon the occurrence of any of the following:

                  (i) death of the Executive;

                  (ii) the Executive's inability to perform his duties for any reason, including disability or incapacity for a period of one hundred eighty (180) or more days, whether or not consecutive, within any period of twelve (12) consecutive months;

                  (iii) the Company giving written notice, at any time, to the Executive that the Executive's employment is being terminated "for cause" (as defined below);

                  (iv) the Company giving written notice, at any time, to the Executive that the Executive's employment is being terminated other than pursuant to clause (i), (ii) or (iii) above or the Company giving notice pursuant to Section 2(a) that Executive's employment term will not be extended; or

                  (v) the Executive giving written notice, at any time, to the Company that the Executive is terminating his employment for "good reason" (as defined below).

            The following actions, failures and events by or affecting the Executive shall constitute "cause" for termination within the meaning of clause
(iii) above: (A) an indictment for or conviction of the Executive of, or the entering of a plea of nolo contendere by the Executive with respect to, having committed a felony, (B) acts of fraud or criminal conduct by the Executive that are detrimental to the financial condition or business reputation of one or more of the Companies, (C) acts or omissions by the Executive that the Executive knew were likely to damage the business of one or more of the Companies, (D) willful failure by the Executive to perform, or willful disregard by the Executive of, his obligations hereunder or otherwise relating to his employment, or (E) willful failure by the Executive to obey the reasonable and lawful policies or orders of the Board that are consistent with the provisions of this Agreement. For purposes of this Agreement, the Executive shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the Board, stating that, in the good faith opinion of the Board, the Executive is guilty of an action or omission that constitutes cause and specifying the particulars thereof in reasonable detail. Before adopting any such resolution, the Board shall offer the Executive, upon reasonable written notice (which need not exceed two days), an opportunity for him together with his counsel, to be heard by the Board.

            The following circumstances shall constitute "good reason" for termination within the meaning of clause (v) above: (A) the assignment to the Executive of duties that are materially inconsistent with the Executive's position or with his authority, duties or responsibilities as contemplated by
Section 3 of this Agreement, or any other action by the Company or its successors which results in a material diminution or material adverse change in the Executive's title, position, authority, duties or responsibilities, (B) any material breach by the Company or its successors of any provision of this Agreement, (C) a relocation of the Executive's primary workplace without his written consent to any location more than 20 miles from the one described in
Section 3 hereof, or (D) the Company fails to continue in effect any cash or stock-based incentive or bonus plan, retirement plan, welfare benefit plan or other benefit plan, unless the aggregate value of all such compensation, retirement and benefit plans provided to the Executive after the changes is not less than the aggregate value of the plans as of the date before such plans are changed.

            (b) In the event that (1) the Executive's employment is terminated pursuant to clause (iv) or (v) of Section 6(a) above, whether during the Employment Term or during any continuation of employment pursuant to Section 2(b) above, or (2) Executive shall resign his employment with the Company within thirty (30) days following a Change in Control, upon the execution of a release by Executive in substantially the form attached hereto as Exhibit B, (1) the Company shall pay to the Executive, as severance pay bi-monthly payments at the rate per annum of his Salary at the time of such termination or resignation for a period of twenty four (24) months from the date of such termination or resignation as consideration for the Executive's agreements contained in the Non-Competition Agreement (defined below); provided that the Company shall have no obligation to pay or continue to pay this severance benefit if during the twenty-four-month severance period, if in an action to enforce the Non-Competition Agreement it is determined by a court of competent jurisdiction that the Non-Competition Agreement is unenforceable in any respect or if Executive violates the Non-Competition agreement; (2) to the extent permitted by the individual benefit plans and the law, the Executive shall continue to participate in the medical, dental, life, accident and disability benefit plans and arrangements of the Company as provided in Section 5 and on the same basis and at the same cost to Executive as on the date of termination until the earlier of (x) the second anniversary of such termination or resignation, or (y) the date the Executive becomes covered by a plan that provides coverage or benefits at least equal to the Company's plan, provided that the Company shall have no obligation to continue the benefits described in this section if during this period, Executive is released from the non-competition agreement for any reason or if Executive violates the non-competition agreement; (3) in addition, to the extent that Executive is not then 100% vested in any employer matching contribution and earnings thereon allocated to his account in the Company's 401(k) Plan, and said non-vested amount is forfeited, the Company will pay Executive a lump sum amount on the date of such forfeiture equal to the non-vested forfeited amount; and (4) Executive shall be entitled to a pro-rated bonus equal to the amount of the bonus that Executive would have been entitled to receive pursuant to Section 4(b) if Executive had remained employed through June 30 of the fiscal year in which Executive's employment ended, multiplied by a fraction the numerator of which is the number of days Executive was employed with Company during that fiscal year and the denominator of which is 365.

            (c) For purposes of this Agreement, "Change in Control" means and includes each of the following:

                        (1) The acquisition by any individual, entity or group
            (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
            (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses
            (i), (ii) and (iii) of subsection (3) of this definition; or

                        (2) Individuals who, as of the date of this Agreement,
            constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                        (3) Consummation of a reorganization, merger or
            consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                        (4) Approval by the stockholders of the Company of a
            complete liquidation or dissolution of the Company.

            (d) Notwithstanding anything to the contrary expressed or implied herein, except as required by applicable law and except as set forth in Section 6(b) above, the Company (and its affiliates) shall not be obligated to make any payments to the Executive or on his behalf of whatever kind or nature by reason of the Executive's cessation of employment (including, without limitation, by reason of termination of the Executive's employment by the Company for "cause"), other than (i) such amounts, if any, of his Salary and Personal Time Off as shall have accrued and remained unpaid as of the date of said cessation, (ii) such other amounts, if any, which may be then otherwise payable to the Executive pursuant to clause (e) of Section 5 above, and (iii) any amounts owed or obligations to the Executive pursuant to the terms of any option or other stock-based award granted to him by the Company, or pursuant to the Accredo Health, Incorporated Executive Deferred Compensation Plan.

            (e) No interest shall accrue on or be paid with respect to any portion of any payments timely made hereunder.

      7.    Non-Assignability.

            (a) Neither this Agreement nor any right or interest hereunder shall be assignable by the Executive or his beneficiaries or legal representatives without the Company's prior written consent; provided, however, that nothing in this Section 7(a) shall preclude the Executive from designating a beneficiary to receive any benefit payable hereunder upon his death or incapacity. Neither this Agreement nor any right or interest hereunder shall be assignable by the Company; provided, however, that notwithstanding the foregoing, this Agreement and the Company's rights and interests hereunder may be assigned by the Company pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that (i) the assignee or transferee is the successor to all or substantially all of the assets of the Company and (ii) such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

            (b) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or to assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

      8. Indemnity. To the maximum extent permitted by applicable law and the charter and by-laws of the Company, the Company shall indemnify the Executive and hold him harmless; for any acts or decisions made by him in good faith while performing services for the Company or any of its subsidiaries or affiliates. Company will use reasonable best efforts to maintain, and after termination to continue, coverage for Executive under director's and officer's liability coverage to the same extent as other current or former officers and directors of the Company and its subsidiaries or affiliates. The Company will, to the extent provided by its charter and by-laws and applicable law, advance or pay all expenses, including attorney's fees actually and necessarily incurred by the Executive in connection with the defense of any action, suit or proceeding arising out of Executive's service for the Company and in connection with any appeal thereon, including the cost of court settlements.

      9. No Mitigation. In the event of Executive's resignation or termination of the Executive's employment under Section 6, the Executive shall be under no obligation to seek other employment and there shall be no offset against any amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that the Executive may obtain.

      10.   Binding Effect. Without limiting or diminishing the effect of
Section 7 hereof, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and assigns.

      11. Notices. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and (i) delivered personally, (ii) mailed by certified or registered mail, return receipt requested and postage prepaid,
(iii) sent via a nationally recognized overnight courier or (iv) sent via facsimile confirmed in writing to the recipient, if to the Company at the Company's principal place of business, and if to the Executive, at his home address most recently filed with the Company, or to such other address or addresses as either party shall have designated in writing to the other party hereto.

      12. Enforcement. Any dispute arising under this Agreement shall, at the election of either party, be resolved by final and binding arbitration to be held in Memphis, Tennessee in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award entered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

      13. Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

      14. Severability. If any part of this Agreement is held by a court or competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part by reason of any rule of law or public policy, such part shall be deemed to be severed from the remainder of this Agreement for the purpose only of the particular legal proceedings in question and all other covenants and provisions of this Agreement shall in every other respect continue in full force and effect and no covenant or provision shall be deemed dependent upon any other covenant or provision.

      15. Waiver. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

      16. Additional Agreements. On the date hereof, the Executive shall also execute and deliver to the Company (a) that certain Proprietary Rights Agreement among the Executive on the one hand and the Company, Nova Factor, Inc., Hemophilia Health Services, Inc., AccredoHealth Group, Inc., Pharmacare Resources, Inc. and BioPartners In Care, Inc. in the form attached hereto as Exhibit C (the "Proprietary Rights Agreement") and (b) that certain National Restrictive Covenant and Confidentiality Agreement between the Executive and the Company in the form attached hereto as Exhibit D (the "Non-Competition Agreement"). The terms and conditions of the both these agreement are incorporated herein by this reference as if such agreements were fully set forth herein.

      17. Entire Agreement; Modifications. This Agreement constitutes the entire and final expression of the agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, oral and written, between the parties hereto with respect to the subject matter hereof. This Agreement may be modified or amended only by an instrument in writing signed by both parties hereto.

      18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              [The Remainder of this Page is Intentionally Blank.]

      IN WITNESS WHEREOF, the Company and the Executive have duly executed and delivered this Agreement as of the date and year first above written.

                               ACCREDO HEALTH, INCORPORATED

                               /s/ Thomas W. Bell, Jr.

                               By: Thomas W. Bell, Jr.
                               ----------------------------------------------

                               Title: Senior Vice President and General Counsel

                                   /s/ Barbara Biehner
                               -----------------------------------------------
                               Barbara Biehner

EXHIBIT A

Plan EPS and Revenue Target

EXHIBIT B

Release

EXHIBIT C

Proprietary Rights Agreement

EXHIBIT D

National Restrictive Covenant and Confidentiality Agreement

                                    EXHIBIT A

                           Plan EPS and Revenue Target

      Maximum bonus shall equal 75% of Executive's Salary for the 12 month fiscal period for which the bonus is payable.

                                   Exhibit A

                                    EXHIBIT B

                                     Release

FORM SEVERANCE AGREEMENT AND GENERAL RELEASE

      In return for good and valuable consideration consisting of the following:

      1. Severance pay in an amount equal to (2) years base salary as set forth in the Employment Agreement of ____________________ ("Employment Agreement) and paid in accordance with all applicable policies and laws;

      2.    [insert additional consideration if applicable];

[insert name] on behalf of himself, his heirs, executors and assigns (collectively "[insert name]"), does hereby release and forever discharge __________, its subsidiaries, affiliates and successors, and all of its officers, directors, employees, agents, attorneys, and representatives (hereinafter collectively "the Company and related others") and agrees to hold them, and each of them, harmless, from any and all claims, causes of action, demands, debts, suits, contracts, agreements, obligations, accounts, defenses and liabilities of any kind, nature or character whatsoever, known or unknown, suspected or unsuspected, in contract, tort or otherwise, at law, in equity or otherwise that he may ever have had, now have, or might hereafter have against the Company and related others for or by reason of any matter, cause or thing whatsoever occurring at any time, except for the enforcement of the obligations set forth in this Severance Agreement and General Release ("this Agreement"). In addition, ____________ knowingly and voluntarily agrees not to commence, join in, prosecute, or voluntarily participate in any action, suit, counterclaim or other proceeding arising directly or indirectly from, or relating to, any matter that is adverse to the Company and related others or their respective interests. Additionally, ____________ hereby fully releases and forever discharges the Company and related others and agrees to hold the Company and related others harmless from any and all claims or causes of action that he may now have or know about, or hereafter may learn about, arising during, from, or before his employment or resulting from his employment with or termination from employment by the Company. ____________ agrees that he will not commence, file, join in, prosecute or voluntarily participate in any action, suit or other proceeding, claim, charge, or lawsuit for the purpose of obtaining any monetary awards, or equitable relief, including any claim for reinstatement of his employment. ____________ further warrants that he has not already filed or instituted any charge, claim or action against the Company and related others.

      ____________ acknowledges that this Agreement includes, but is not limited to, all claims arising under any federal, state or local law, or ordinance, or any administrative regulations prohibiting employment discrimination and all claims related to his employment at the Company including, but not limited to, any claim based on his employment. This Agreement specifically encompasses all claims under the Employee Retirement Income Security Act, all claims of employment discrimination based on race, color, religion, sex, and national origin, as provided under Title VII of the Civil Rights Act of 1964, as amended, or any Executive Order,

                                   Exhibit B
all claims of discrimination based on age under the Age Discrimination in Employment Act of 1967, as amended, all claims of discrimination based on handicap or disability under the Americans with Disabilities Act, and all claims of employment discrimination under any state or local statute, law or ordinance. Nothing in this Agreement shall prohibit ____________ from filing a claim, charge or complaint with the Equal Employment Opportunity Commission or any other government agency responsible for investigating claims of employment discrimination, but ____________ specifically waives his right to collect any benefit in the form of damages, monetary or otherwise, that may result from such a claim.

      ____________ agrees that he will voluntarily resign his employment effective __________, 20__ in exchange for the promises contained herein. [if applicable]. ____________ acknowledges that he is entitled to no wages or benefits from the Company after [insert resignation date], except for those listed herein, and ____________ hereby waives any right or claim he may have to any benefits, wages or other form of remuneration under contract, law or otherwise and not expressly provided in this Agreement. ____________ further acknowledges that he would not be entitled to the benefits and monetary payments described herein if the parties did not enter into this Agreement. Although ___________'s Employment Agreement is deemed terminated as of _____________,
__________________ acknowledges that the non-competition provisions and obligations in his Employment Agreement remain in full force and effect and that he agrees to be bound by those provisions and obligations.

      The parties agree that this Agreement and the circumstances of this severance, including without limitation its existence and the terms of the Agreement shall be regarded as a confidential communication between the parties and that the parties will not reveal, disseminate by publication of any sort, or release, in any manner whatsoever, information concerning this Agreement to any person or entity except as required by legal process and except to consult any attorney or other advisor. The parties represent and agree that, before disclosing all of the terms of this Agreement to any such adviser, they will require that the adviser likewise agree to the confidentiality provisions hereof. The parties further agree that they will not disparage or speak unfavorably about each other or about their respective businesses or their business practices.

      ____________ understands that this Agreement constitutes a general release and that he intends to be legally bound by the same. ____________ also acknowledges that, in considering whether to sign this Agreement, he has not relied upon any representation or statement, written or oral, not set forth in this Agreement and that he has not been threatened or coerced into signing this Agreement by any person. ____________ has read the Agreement carefully, and fully understands the terms and consequences or effect of this Agreement and voluntarily agrees to and accepts the terms of this Agreement. ____________ agrees that he has been and is being advised to consult with his attorney, and he represents that he has been advised by counsel concerning the effect of this Agreement.

      ____________ understands and agrees that, if he violates any terms of this Agreement, then the Company, in addition to any other remedies arising out of law or equity, shall be absolved of any continuing obligations set forth herein. If legal action is commenced to enforce any provision of this Agreement, the substantially prevailing party in such action shall be entitled

                                   Exhibit B
to recover its attorneys' fees and expenses through any and all trial courts or appellate levels in addition to any other relief that may be granted.

      The parties agree that if any provision of this Agreement is found to be void or voidable or in any other way unenforceable, the parties shall remain bound by the remainder of the Agreement.

      This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee. This Agreement and its subject matter have substantial contacts with Tennessee and all actions, suits, or other proceedings with respect to this Agreement shall be brought only in a court of competent jurisdiction sitting in Shelby County, Tennessee, or in the United States District Court having jurisdiction over that County. In any such action, suit, or proceeding, such court shall have personal jurisdiction of all the parties hereto, and service of process upon them under any applicable statutes, laws, and rules shall be deemed valid and good.

      This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original document and all of which, taken together, shall be deemed to constitute but a single original document.

      Notwithstanding any other provision of this Agreement to the contrary, _______________ is not releasing any vested benefit that he may have under the provisions and subject to the terms of any applicable employee benefit plan, including __________________.

      ____________ acknowledges that he has a period [insert appropriate period of time] days within which to consider this Agreement. [insert revocation period if applicable]

      DATED this ____ day of __________________, 200_.

                                                 ------------------------------
                                                 [insert resigning employee]

                                      ------------------------------
                                      [insert company representative]

                                   Exhibit B

                                    EXHIBIT C

                          PROPRIETARY RIGHTS AGREEMENT

      THIS PROPRIETARY RIGHTS AGREEMENT (this "Agreement") is made between the undersigned Employee ("Employee") and Accredo Health, Incorporated, Nova Factor, Inc., Hemophilia Health Services, Inc., Accredo Health Group, Inc., Pharmacare Resources, Inc., Hemophilia Resources of America, Inc., Home Healthcare Resources, Inc., Home Healthcare Resources, Limited and BioPartners In Care, Inc. (collectively, the "Companies").

                                   WITNESSETH

      WHEREAS, the Companies desire to have Employee, as a condition of continued employment pursuant to the terms and conditions of that certain amended and restated employment agreement between Accredo Health, Incorporated and Employee, the terms of which are incorporated herein by this reference, agree to the terms contained herein, in order to clarify and protect the Companies' title to proprietary rights which may be invented or generated by Employee during Employee's employment with one of the Companies;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Employee agrees that Employee shall promptly disclose, grant and assign, and hereby assigns, to the Companies for their sole use and benefit all right, title and interest in and to all inventions, ideas, improvements, technical information, suggestions, products, formula, apparatus, designs, processes, forms, drawings, writings, research, works-of-authorship, trade secrets and all other intellectual property and proprietary rights relating in any way to the business, products or services of the Companies or capable of beneficial use by the Companies ("Intellectual Property"), which the Employee shall conceive, develop or acquire during the period of Employee's employment with any of the Companies (whether or not during usual working hours or at any other time), together with all patent applications, letters patent, copyrights and reissues thereof that may at any time be granted for or upon any such Intellectual Property. In connection therewith, the Employee shall promptly at all times during and after the date hereof:

            (a) execute and deliver such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Companies to vest in the Companies' exclusive title to such Intellectual Property and to enable the Companies to obtain and maintain the entire right and title thereto throughout the world; and

            (b) render to the Companies at their expense all such assistance as any of the companies may require in the prosecution of applications for said patents or reissues thereof in the prosecution or defense of interferences which may be declared involving any said application or patents and in any litigation in which the Companies may be involved relating to any such patents, inventions, improvements, technical information, copyrights or other Intellectual Property.

                                  Exhibit C - 1

            Employee acknowledges and agrees that Employee's obligations under Sections (a) and (b) above shall continue in effect after termination of his/her employment, regardless of the reason for termination and whether such termination is voluntary or involuntary, and that the Company is entitled to communicate Employee's obligations under this Agreement to any future employer or potential employer.

      It is expressly understood and agreed that this Agreement shall include only those items of Intellectual Property which are invented or generated on or after the date of this Agreement. In order to determine which Intellectual Properties are invented or generated on or after the date of this Agreement, Employee warrants that he/she has not, either solely or jointly with others, invented or generated any Intellectual Property at any time prior to the date of this Agreement, except:_________________________________________________________
_______________________________________________________________. EMPLOYEE
AFFIRMS, AGREES AND UNDERSTANDS THAT ANY INTELLECTUAL PROPERTY WHICH IS NOT LISTED IN THE PRECEDING SENTENCE SHALL BE CONCLUSIVELY PRESUMED TO HAVE BEEN GENERATED OR INVENTED AFTER THE DATE OF THIS AGREEMENT, AND THAT SUCH INTELLECTUAL PROPERTY SHALL BELONG EXCLUSIVELY TO THE COMPANIES.

      Except as may be authorized or directed in writing by a duly authorized officer of one of the Companies, Employee agrees that he/she will not at any time hereafter disclose, divulge or communicate or permit to be disclosed, divulged or communicated to any person, firm or company any Intellectual Property. Employee further agrees that he/she will not make use of said Intellectual Property for his/her own purposes, except as may be authorized in writing by a duly authorized officer of the Companies.

      Employee agrees that both during his/her employment with the Companies and after termination of said employment, he/she will not, without the written consent of a duly authorized officer of the Companies, copy or remove from the Companies' business location any drawings, blueprints, bulletins, reports, reproductions, notes, data, memorandum, models, records or other information of a confidential or proprietary nature pertaining to any of the Companies, or which relate to the business of the Companies or to Employee's employment therewith.

      Employee agrees that damages caused by a breach of this Agreement would be inadequate. Therefore, in the event of a breach or threatened breach of the terms of this Agreement, the Companies individually or jointly shall be entitled to injunctive relief without the necessity of posting bond or showing actual damages.

      This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating to this Agreement, is to be governed by and construed in accordance with the laws of the State of Tennessee, excluding the choice of law rules thereof.

      In the event that any provision of this Agreement is found invalid or unenforceable, it will be enforced to the extent permissible, and the remainder of this Agreement will remain in full force and effect.

                                  Exhibit C - 2

      Employee agrees and understands that this Agreement shall in no way be a guarantee of employment for any specified length of time.

      Executed this _____ day of _____________, 2004.

                                          NOVA FACTOR, INC.
___________________________________
Employee
                                          By:___________________________________
Print:_____________________________           (Employee's Name)

                                          Title:_____________________________

ACCREDO HEALTH, INCORPORATED              ACCREDO HEALTH GROUP, INC.

By:________________________________       By:

Title:_____________________________       Title:

HEMOPHILIA HEALTH SERVICES, INC.          PHARMACARE RESOURCES, INC.

By:________________________________       By:

Title:_____________________________       Title:

BIOPARTNERS IN CARE, INC.                 HEMOPHILIA RESOURCES OF
                                            AMERICA, INC.

By:________________________________       By:_________________________________

Title:_____________________________       Title:_______________________________

HOME HEALTHCARE RESOURCES, INC.           HOME HEALTHCARE RESOURCES,
                                           LIMITED

By:__________________________________     By:_________________________________

Title:________________________________    Title:_______________________________

                                  Exhibit C - 3

                                    EXHIBIT D

                        NATIONAL RESTRICTIVE COVENANT AND
                            CONFIDENTIALITY AGREEMENT

      This Agreement is made and entered into this ____ day of ____________, 2004 by and between Accredo Health, Incorporated ("Company") and the employee who has executed this Agreement on the last page hereof ("Employee"). As used herein, "Protected Parties" shall mean Accredo Health, Incorporated, Accredo Health Group, Inc., Nova Factor, Inc., Hemophilia Health Services, Inc., Southern Health Systems, Inc., Pharmacare Resources, Inc., BioPartners In Care, Inc., Hemophilia Resources of America, Inc., Home Healthcare Resources, Inc., Home Healthcare Resources, Limited, Accredo Health Services (Infusion), Inc., Accredo Health Resources, Inc. (New York) and any Affiliate thereof.

                                   WITNESSETH:

      WHEREAS, on the date hereof Employee has entered into that certain Amended and Restated Employment Agreement with the company, the terms and conditions of which are incorporated herein by this reference, and the execution and delivery by Employee of this Agreement is a condition to the Company's agreement to enter into such employment agreement.

      NOW, THEREFORE, for and in exchange of the mutual promises contained herein and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Company, acting for itself and on behalf of all of the Protected Parties, and Employee agree as follows:

      1. Covenant of Non-Disclosure of Confidential Information. Employee recognizes that Employee has had, or will have, access to, and knowledge of, matters concerning the Drug Distribution Business, including but not limited to, contents of manuals, procedures, methods of doing business, the identity of referral sources and suppliers, patient records, information contained in the books and records of the Protected Parties, financial information, trade secrets, patient mailing lists, and the names and addresses of patients. All such information is hereinafter referred to as "Confidential Information." Employee acknowledges that the Confidential Information is valuable, proprietary and confidential to Protected Parties, and that Protected Parties have paid substantial consideration and incurred substantial costs to acquire or develop the Confidential Information. Employee agrees that the Confidential Information shall be treated as valuable, proprietary and confidential regardless of whether third parties would consider it valuable, proprietary and confidential. Employee agrees that Employee will not at any time, disclose, divulge, or make known to any person or entity, use, or otherwise appropriate for Employee's own benefit or the benefit of others any Confidential Information, or permit any person to examine or make copies of any documents that contain or are derived from Confidential Information, without the prior written consent of the President of Company. Employee agrees that upon termination of Employee's employment, Employee will turn over to Protected Parties all writings and all records of whatever nature, including computer records and mailing lists, containing Confidential Information kept by Employee or in Employee's possession, whether originals or copies, it being agreed that said records are the sole and exclusive property of Protected Parties, as applicable. Notwithstanding the preceding

                                  Exhibit D - 1
restrictions, Employee may use Confidential Information following reasonable prior notice to Company, to provide any mandatory responses to governmental inquiries. The obligations under this Section 1 are in addition to and not in lieu of any other rights or obligations, at law or in equity, to maintain the confidentiality of the Confidential Information, including under applicable "trade secret" laws. Confidential Information shall not be deemed to include information which is or becomes generally available to the public other than as a result of an impermissible disclosure hereunder by Employee.

      2.    Restrictive Covenant.

            (a) Employee hereby acknowledges that the Drug Distribution Business conducted by Protected Parties is highly competitive and that Employee is, or will become, knowledgeable about the methods of doing business that are and will be employed by Protected Parties, the names and histories of patients, manuals, procedures, programs, referral sources, and advisors, pricing strategies, patient records, business plans, financial information, and other information which Protected Parties deem to be confidential, proprietary and a trade secret. Employee further acknowledges that should Employee enter into competition with Protected Parties in the Restricted Area, as defined herein, Employee would have a competitive advantage as a result of Employee's knowledge, and exposure acquired, concerning the Drug Distribution Business of Protected Parties. Therefore, in consideration of the benefits conveyed hereunder Employee agrees that during the Restricted Period defined below, and within the Restricted Area defined below, Employee shall not in any manner, directly or indirectly, jointly or individually, on Employee's own behalf, or in conjunction with or for the benefit of, any other party (whether as agent, employee, owner, partner, joint venturer, shareholder, independent contractor, investor, consultant, employer or advisor): (i) engage in, or assist others in engaging in, competition with a Protected Party within the meaning of Section 2(d), or (ii) establish or own any financial, beneficial or other interest in (other than any interest consisting of less than one percent 1% of a class of publicly traded security acquired in a public market free of transfer restriction), make any loan to or for the benefit of, or render any managerial, marketing or other advice or assistance, to any person engaged in competition with a Protected Party within the meaning of
Section 2(d).

            (b) In addition to the preceding covenant, and not in limitation thereof, Employee further agrees that during the Restricted Period, Employee will not in any manner, directly or indirectly, on Employee's own behalf, or in conjunction with or for the benefit of any other party, (i) call upon or otherwise solicit or service patients or prospective patients of Protected Parties or their Affiliates within the Restricted Area (collectively, "Restricted Patients"), for the purpose of competing with Protected Parties or their Affiliates for the business of said Restricted Patients or for the purpose of influencing Restricted Patients to cease using the services of Protected Parties or their Affiliates, (ii) call upon or otherwise solicit any other party that has a relationship, contractual or otherwise, with a Protected Party or their Affiliates, including without limitation, drug manufacturers or distributors, referral sources or third party payors, for the purpose of disrupting or attempting to disrupt any such relationships with a Protected Party or their Affiliates in a manner that would adversely affect the Drug Distribution Business of a Protected Party in the Restricted Area or for the purpose of assisting or creating such a relationship for any other party with business or operations engaged in the Drug

                                  Exhibit D - 2

Distribution Business in the Restricted Area, or (iii) induce or solicit, or attempt to induce or solicit, employees of Protected Parties or their Affiliates to leave their employment with a Protected Party or their Affiliates or in any way interfere with the relationship between Protected Parties or their Affiliates and any employee thereof.

            (c) Employee agrees that at no time during or after employment with a Protected Party will Employee attempt to discourage any patient, referral source, payor, or supplier from doing business with Protected Parties or any Affiliate thereof.

            (d) For purposes of this Section 2, a person or entity (including, without limitation, the Employee) shall be deemed to be a competitor of one or more of the Protected Parties, or a person or entity (including, without limitation, the Employee) shall be deemed to be engaging in competition with one or more of the Protected Parties, if, at the time of determination, such person or entity (A) engages in any business engaged in or proposed to be engaged in by any of the Protected Parties, (B) in any way conducts, operates, carries out or engages in the business of managing any entity engaged in any business described in clause (A), in each case, in the Restricted Area, excluding, however, during any period following the termination of the Employee's employment with a Protected Party, any business in which none of the Protected Parties was engaged or had proposed to be engaged at the time of termination of the Employee's employment with the Company. Employee acknowledges that the Protected Parties currently engage in the Drug Distribution Business throughout the United States and Puerto Rico. The Drug Distribution Business currently engaged in by the Protected Parties is the business of marketing, advertising, selling, distributing or providing on a retail basis (i) those drugs or therapies identified on Exhibit A hereto, or (ii) any blood clotting pharmaceutical, ancillary medical supplies or other related products as prescribed by a physician and required for the administration of blood clotting pharmaceuticals to hemophilia patients, or (iii) prescribed Premium Drugs distributed or sold pursuant to a contract whereby the drug manufacturer or distributor has granted the pharmacy an exclusive or preferred right to distribute or act as a dealer, agent or representative for the Premium Drugs, whether or not title to such drug passes to the pharmacy. A preferred right is defined as a right granted to ten or fewer entities to distribute drugs from the manufacturer or the manufacturer's distributor. A Premium Drug is a prescription drug for a chronic disease that lasts either for the life of the patient or for six months or more, with an average monthly sales price per patient exceeding $500.00.

            (e) The Restricted Area shall mean the fifty states comprising the United States of America and Puerto Rico. (Restricted Area shall exclude any state in which none of the Protected Parties was engaged in or proposed to be engaged in business at the time of termination of Employee's employment with a Protected Party).

            (f) The Restricted Period shall mean the period beginning on the date hereof and ending twenty-four months after Employee ceases for any reason to be employed by a Protected Party.

            (g) By way of example, and notwithstanding any provision herein to the contrary, for purposes of Section 2(a), Employee may, after termination of employment with the Protected Parties, be employed to perform services as an employee or consultant (i) at an over

                                  Exhibit D - 3
the counter walk in retail drugstore owned by a national retail drugstore chain, such as CVS, or at an inpatient hospital pharmacy; provided that the Employee may not perform services for any such entity's specialty pharmacy division which is engaged in the Drug Distribution Business, such asPharmacare, Inc., or (ii) for a drug manufacturer that is not directly engaged in the retail distribution of a drug in competition with a Protected Party, or (iii) for a manufacturer of infusion pumps, or (iv) for a distributor of medical supplies, including medical disposables, that is not engaged in the Drug Distribution Business, or (v) for a licensed Home Health Agency that is not engaged in the Drug Distribution Business, or (vi) for a payor that is not directly or indirectly engaged in the Drug Distribution Business, or (vii) for a drug wholesaler that only markets, advertises, sells, distributes or provides drugs to retail pharmacies on a wholesale basis and not at retail (such as Cardinal Health and Amerisource Bergen, but specifically excluded from this exception are Companies that sell drugs wholesale to physicians such as the sale at wholesale of IVIG for infusion of a patient by the physician, and such Companies are explicitly deemed to be in competition with the Protected Parties and Employee may not be employed to perform services as an employee or consultant for companies engaged in this type of wholesale transactions).

      3.    Enforcement of, and Acknowledgement of Reasonableness of, Covenants.


            (a) Employee has carefully read and considered the provisions of Sections 1 and 2, and having done so, agrees that the terms of the covenants are fair and reasonable and are reasonably required for the protection of the interests of Protected Parties, their business, their officers, their directors, and their employees. Employee represents that Employee's experience, capabilities and circumstances are such that these provisions will not prevent Employee from earning a livelihood. Employee further agrees that Employee has received valuable and adequate consideration in exchange for entering into the restrictions set out in this Agreement.

            (b) Employee acknowledges and agrees that a remedy at law for any breach or threatened breach of the provisions of Sections 1 and 2 hereof would be inadequate, and, therefore, agrees that Protected Parties, jointly or severally, shall be entitled to injunctive relief, without posting bond or other security, in addition to any other available rights and remedies in cases of any such breach or threatened breach; provided, however, that nothing contained herein shall be construed as prohibiting a Protected Party from pursuing any other rights and remedies available for any such breach or threatened breach.

            (c) Employee further agrees that if suit is successfully brought to enforce this Agreement or to seek damages for its breach, Employee will pay to Protected Parties, in addition to any other damages caused to Protected Parties, all attorney fees incurred by Protected Parties in seeking such relief.

            (d) If Employee shall violate any covenant contained herein with a stated duration, the duration of any such covenant so violated shall automatically be extended with respect to the Employee for a period equal to the period during which such Employee shall have been in violation of such covenant.

                                  Exhibit D - 4

            (e) Employee specifically acknowledges that the Protected Parties are intended third party beneficiaries of the covenants set out in this Agreement and that any of the Protected Parties suffering harm as a result of a breach of said covenants shall be entitled to enforce the provisions of the covenant without the necessity of joining any of the other Protected Parties and in such event, the covenants contained in Sections 1 and 2 shall be deemed to have been entered into directly with the Protected Party that has suffered harm.

            (f) For purposes of this Agreement, "Affiliate" shall mean any association, unincorporated organization, corporation, partnership, joint venture, joint stock company, limited liability company, business trust or other similar entity organized under the laws of the United States or any state thereof which is now or in the future controlled by, directly or indirectly, Accredo Health, Incorporated ("AHI") or any other Affiliate. Control shall mean the ownership of not less than thirty percent (30%) of the voting securities of an entity or the right to designate or elect not less than thirty percent (30%) of the members of its board of directors or other governing board or body by contract or otherwise.

      4. Waiver. No failure to exercise, and no delay in exercising, by either party hereto, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

      5. GOVERNING LAW. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE'S EMPLOYMENT HAS SIGNIFICANT CONTACTS WITH TENNESSEE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE. Employee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Courts of the State of Tennessee and the United States of America located in Shelby County, Tennessee for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and Employee agrees not to commence any action, suit or proceeding relating thereto except in such courts), and Employee further agrees that any service of any process, summons, notice or document sent by U.S. registered mail to his or her last known address as set forth in the Protected Parties personnel files shall be effective service of process for any action, suit or proceedings brought against Employee in any such court. Employee hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Tennessee or the United States of America located in the Shelby County, Tennessee.

      6. Effect. This Agreement shall be binding upon, and shall inure to the benefit of, Company and the Employee and their respective heirs, legal representatives, executors, administrators, successors and assigns and shall inure to the benefit of the now or hereafter existing subsidiaries and Affiliates of AHI and their respective successors and assigns.

      7. Unenforceability. The parties agree that the provisions of this Agreement are severable. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, the remainder of this Agreement shall not be affected thereby and each

                                  Exhibit D - 5
term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. In particular, in the event the covenants in this Agreement shall be determined by any court of competent jurisdiction to be invalid or unenforceable by reason of extending for too great a period of time or over too great a geographical area, or by reason of being too extensive in any other respect, the covenants shall be interpreted to extend only over the maximum period of time, the maximum geographical area and the maximum extent in all other respects that the court shall determine is valid and enforceable.

      8. Headings. All headings herein are for ease of reference only and shall not be construed to enlarge or limit the provisions of this Agreement.

      9. Employment. No provision contained herein shall be deemed to guarantee Employee any fixed term of employment or continued employment by Company or any subsidiary or affiliate thereof. References in this Agreement to employment by a Protected Party or a subsidiary or affiliate thereof shall include employment thereby and the status as a leased or loaned employee.

      10. Syntax. As the context of this Agreement requires, the masculine gender shall include the feminine or the neuter.

                                  Exhibit D - 6

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written, Company acting through its duly authorized officer.

                                          ACCREDO HEALTH, INCORPORATED

                                          By:___________________________________
                                          Title:________________________________

                                          ______________________________________
                                          EMPLOYEE

                                          ______________________________________
                                          Employee's Printed Name

                                  Exhibit D - 7

                                    EXHIBIT A

                               DRUGS AND THERAPIES

Actimmune
Adagen(R)
Aldurazyme
Apokyn
Aralast
Avonex(R)
Botox(R)
Ceredase(R)
Cerezyme(R)
Clotting Factor
Enbrel(R)
Fabrazyme
Flolan(R)
Human Growth Hormone, including but not limited to Protropin(R) and Nutropin(R) IVIG
Orfadin
Raptiva
Remodulin
Synagis(R)
Tracleer(TM)
Xolair
Zemaira(TM)

                                  Exhibit D - 8